LORD ABBETT        Series Fund, Inc.
                   Growth and Income Portfolio
                   Mid-Cap Value Portfolio
                   International Portfolio



                                                              2000 ANNUAL REPORT


                                     [LOGO]

Report to Shareholders
For the Fiscal Year Ended December 31, 2000


[PHOTO]
Robert S. Dow
Chairman

January 8, 2001


                                             Fiscal Year Ended December 31, 2000
                                            ------------------------------------
                        Growth and Income   Mid-Cap Value         International
                        Portfolio           Portfolio             Portfolio
--------------------------------------------------------------------------------
Net Asset Value (NAV)   $25.45              $14.38                $8.56
Total Return(1)          15.78%              52.45%              -25.05%


(1) Past performance is no guarantee of future results. Total return reflects the percent change in Net Asset Value (NAV) and includes the reinvestment of all distributions.


Growth and Income Portfolio

Equity markets were quite friendly to value investors during most of 2000. After a tumultuous first quarter, during which many investors were still caught up in the "momentum investing" craze of 1999, equity markets experienced a considerable turnaround. After a period in which company fundamentals, valuations, and interest rates were all but ignored, investors experienced a radical shift in attitude toward equity investing. Several traditional, "old-economy" sectors saw the tide of investment dollars flow back, as many investors focused on reallocating their growth- or tech-heavy portfolios to include companies with realized earnings, realistic growth forecasts and reasonable valuations. As corporate earnings shortfalls became widespread and fears of a recession set in, the obsession with speculative technology and Internet stocks, as well as with many large-cap growth stocks faded drastically.

Over the course of the year, we made few major sector changes to the portfolio, but instead focused on the stocks of companies that have reacted favorably to the present macroeconomic and market environment -- namely, a slowing U.S. economy, stabilizing interest rates and a return to fundamental value investing. As a result, we were able to significantly outperform the S&P 500/BARRA Value Index (2) on a year-to-date basis.

Still feeling the effects of the huge market upsurges of 1999, the technology company stocks we held continued to be the shining stars in the portfolio during the first quarter of 2000. However, while we enjoyed the performance of many of our technology stocks, we had to pay close attention to accelerating valuations and, in some cases, sold off positions when stock prices appreciated to where we believed they were fully valued. We reallocated most of our profits to select investments in undervalued "old economy" stocks in basic industries, utilities and financial services (especially insurance stocks) where we saw more intrinsic value. This decision proved to be wise, as the technology sector began a nine-month-long valuation correction and subsequent market sell-off.

Thereafter, we stuck with our decision to remain with stocks of companies in more "defensive" sectors that could potentially provide stable returns -- namely financial services and electric utilities. Stocks of electric utility companies contributed considerably to the portfolio's positive performance for the year, and our insurance company holdings benefited from strong underlying fundamentals and the potential for significant industry consolidation. Our stocks in healthcare companies, which are staples of consumer spending regardless of the state of the economy, performed quite well for the portfolio.

Stocks of energy companies performed very well for the portfolio year-to-date, and our holdings in stocks of companies involved in the production of industrial goods and basic materials finally came into their own during the fourth quarter, many of them posting double-digit gains. These sectors contained some of our "old favorites," and many of these names have only recently been garnering the interest of growth-weary investors. Thematically, we have seen an upturn in stocks of companies involved in aerospace due to increases in defense spending. We anticipate that these sectors will react favorably following the recent period of slower economic growth.

On the other hand, while we remained significantly underweighted in stocks of technology and telecommunications companies relative to the Index, our remaining exposure in these beleaguered sectors hurt the portfolio slightly. Telecommunication services companies experienced especially difficult times, as price competition caused several companies to miss earnings estimates and revise future growth forecasts.

Report to Shareholders
For the Fiscal Year Ended December 31, 2000

We believe the market will continue to adapt to the slowing growth rate of the U.S. economy. While most signs point in the direction of the Federal Reserve engineering a "soft landing," some investors believe it may be more difficult than that. The residual effects of previous interest rate hikes and excessively high energy costs have obviously caused consumers to retrench their spending. As a result, we believe we have not seen an end to widespread earnings disappointments based on lofty estimates made during more prosperous times. However, with inflation still under control and President Bush proposing future tax cuts, the key underpinnings of a bull market still seem to be in place. With interest rates low and likely moving irregularly lower, we plan to continue positioning the portfolio to include economic and interest rate sensitive companies over the next six to nine months.


(2) The S&P 500 Index is a market capitalization weighted index consisting of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Growth and Value Indices are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with higher book-to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. These indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.


Mid-Cap Value Portfolio

Never before has there been such a dramatic reversal of fortune among divergent investment styles in the span of twelve months. The year 2000 began much like 1999 had ended, with momentum investing still in full swing and many investors gobbling up large-cap growth and "new economy" dot-com stocks simply because their prices were on the rise, all but ignoring company fundamentals, valuations and earnings outlooks. During this time, stocks of many "old economy" industrial blue chip companies were hard hit as investors raised cash by liquidating shares in order to chase ostensibly attractive names in the technology, media and telecommunications sectors. Extreme stock price volatility kept investors' nerves on edge, yet many of these stocks reached new highs. Then, seemingly all at once, the bubble burst. In March, equity markets experienced a considerable turnaround and many investors scrambled to put their money in more secure places -- namely, well-established companies with realized earnings and realistic growth prospects. From its peak in mid-March through the end of the year, the tech-heavy NASDAQ fell by over 50%, leaving many investors shell-shocked. In contrast, beleaguered value indices began to gather up strength and post strong returns. In that regard, the mid-cap value segment benefited twofold: investors not only returned to value but also moved down the capitalization scale to seek stocks of smaller, well-established companies. This phenomenon was evidenced by the strong annual performance of the S&P MidCap 400/BARRA Value Index, which was up an astounding 27.8% compared to the S&P 500's loss of 9.1%. (3)

We are pleased to report that our disciplined, value-based investment approach rewarded shareholders well in 2000, as the Mid-Cap Value Portfolio posted strong positive returns for the year that significantly outperformed the S&P MidCap 400/BARRA Value Index. Our solid performance during the year was largely driven by robust gains in our stocks of healthcare, energy, financial services and electric utility companies. The healthcare services sector experienced improving fundamentals all year, a trend that we believe will continue to benefit the recent strong performance of our holdings. Our stocks of energy companies benefited from rising oil prices during the year, and stocks of electric utility companies profited from industry deregulation -- raising interest among investors in what was once perceived to be a slow-growing and dull industry. Finally, insurance stocks have accounted for virtually all of our financial services exposure for the last two years, and we benefited greatly from our ownership of them.

We were able to largely sidestep the correction in the technology sector by investing selectively in stocks of medical technology companies that remained afloat based on their solid fundamentals, healthy profits and realistic profit projections. Additionally, our lack of exposure to stocks of telecommunication companies also helped overall performance during the year, as that sector has seen a nine-month valuation correction.

Nevertheless, we did have a few disappointments in the portfolio. In particular, a few retail and food company stocks in the consumer sector suffered, holding down performance in that area. Previous interest rate hikes, higher fuel costs and an abnormally cool summer caused many consumers to retrench spending resulting in earnings shortfalls for some companies. In many cases though, the problems were generally company specific and our broad diversification muted their impact on the portfolio.

Report to Shareholders
For the Fiscal Year Ended December 31, 2000

As the first year of the new millennium begins, we believe that the potential long-term rewards in mid-cap value stocks are excellent. As evidence of an economic deceleration accumulates, investors are pushing down the valuation of entire sectors of the market. By the very nature of our investment discipline, this increases the number of opportunities for us to investigate and, eventually, include in our portfolio. We continue to believe that many of the stocks categorized as large-cap growth, especially technology companies, will continue to fade from favor due to what we believe are high relative valuations combined with deteriorating fundamentals. As a result, we expect value stocks to continue performing well as we move into 2001.

(3) The S&P 500 Index is a market capitalization weighted index consisting of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P/BARRA Growth and Value Indices are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with higher book-to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

International Portfolio

Although the economic background in Europe and the Far East proved to be relatively benign, the stocks of small international companies fell sharply during 2000. This slide was particularly severe in the summer and autumn months, as nervous investors shunned technology stocks, which had disappointed them with high valuations and missed earnings estimates. In addition, companies that had substantial investments in U.S. technology companies were also hurt badly as the U.S.'s technology-heavy NASDAQ market experienced a severe correction of its own during the year. In addition, the amounts paid for third-generation mobile licenses in the U.K. triggered concerns regarding the telecommunication sector's future profitability, thus causing a sell-off. The year as a whole was characterized by extreme volatility for small-cap international stocks due to a combination of their generally lower liquidity and higher weightings in the various technology sectors.

For the fiscal year, the International Portfolio underperformed its benchmark, the MSCI World Ex U.S. Index. (4) On the whole, the Portfolio benefited from its Japanese, Canadian, Australian and select European holdings, as well as low exposure to poor performing emerging markets and peripheral European regions. On the other hand, the portfolio was badly hit by its U.K. positions during the period. It should be noted, however, that much of our poor performance could be attributed to individual company factors rather than general sector-based problems.

Takeover activity led the stocks of many capital equipment and aerospace companies to rebound from their lows earlier this year, which helped contribute to our performance during the period. We were also pleased with the performance of the stocks of select computer hardware companies, where increased demand helped performance.

Conversely, rising oil prices adversely affected the stocks of materials and chemical companies, which performed poorly, as higher raw materials prices (such as oil) hurt the prices of these stocks. Our exposure to steel companies also hurt performance due to a combination of increasing competition and declining demand, forcing the prices of the stocks of many of these companies lower. A shortage in handset hardware and issues surrounding digital operating license payments also affected the stock prices of many telecom companies, thus detracting from overall performance.

In the short-term, we expect that conditions will remain unfavorable for smaller capitalized stocks given investor nervousness over next year's global economic prospects and the lower level of funds available for investment. However, we believe that these economic factors will prove less of a hindrance than most anticipate, particularly outside of the U.S., as moderate economic growth, corporate restructuring, and more favorable monetary policies will still drive above-average profit growth for leading firms. If this scenario proves correct, we believe the prices of the latter should either continue to appreciate or rebound strongly from their currently depressed levels. Also, the recent price volatility has created some valuation anomalies that will give us new opportunities to purchase shares in select undervalued companies with excellent medium- to long-term growth potential.

(4) The MSCI World Ex U.S. Index includes stocks traded in Europe, Australia, the Far East, Canada and South Africa. The index is weighted by market capitalization, is unmanaged and not available for direct investment.

Lord Abbett Series Fund - Growth and Income Portfolio

Serving Insurance Companies and Their Clients Since 1989

Consistent Management - W. Thomas Hudson, Partner of Lord Abbett, heads the Series Fund - Growth and Income Portfolio management team. Tom has been the lead manager of the Fund since it was established in 1989.

Consistent Results - Average Annual Return of 16.19%(1) - Lower Volatility - No Down Years(2)

                     Growth of $10,000: 12/11/89 - 12/31/00
                           Average Annual Returns(1)

[GRAPHIC OMITTED]

The Fund's lower  volatility  helped investors in 1994

o Lord Abbett Series Fund    +2.8%

o Lipper Growth and Income   -0.8%
  Funds Average

                        12/89     12/90     12/91     12/92    12/93    12/94    12/95    12/96    12/97    12/98    12/99    12/00
Value at Year End  (3)  $10,070  $10,290   $13,069   $15,109  $17,347  $17,826  $23,141  $27,654  $34,361  $38,873  $45,387  $52,547
Total Returns           0.7%      2.2%      27.0%     15.6%    14.8%    2.8%     29.8%    19.5%    24.4%    12.9%    16.7%    15.8%




The Portfolio and Performance

The Fund has performed well over time relative to the Morningstar(R) Large Value Funds Category Average.

The Portfolio(4)

1 Year   3 Years   5 Years   10 Years
15.8%     15.1%     17.8%     17.7%

Morningstar(R) Large Value Funds Category Average(5)

1 Year 3 Years 5 Years 10 Years
5.5%    8.0%    13.9%   15.0%


(1) Reflects the percent change in Net Asset Value (NAV) for the period 12/11/89 (inception) through 12/31/00 and includes the reinvestment of all distributions.

(2) For the period 12/11/89 (inception) through 12/31/00, Lord Abbett Series Fund - Growth and Income Portfolio had no complete calendar years of negative performance. The period above was a period of generally good performance for the equity markets. Since 12/31/89, the S&P 500 Index annualized return was 15.41% in the aggregate, with dividends reinvested.

(3) Value at year end figure represents total account value, assuming the reinvestment of dividends and capital gains distributions.

(4) Average annual total returns are at NAV that include the reinvestment of dividends and the effect of deducting an investment option's expenses, but do not include mortality and expense charges, any policy administrative charges or any deferred sales charges specific to any variable insurance product. Total returns would be reduced with the inclusion of variable insurance contract charges.

(5) (C) 2000 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this information. Past performance is no guarantee of future results. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Performance in the Morningstar(R) Large Value Funds Category is based on total returns at Net Asset Value (NAV) and includes the reinvestment of all distributions.

Schedule of Investments
GROWTH AND INCOME PORTFOLIO December 31, 2000


                     Investments                      Shares           Value
==============================================================================
Common Stocks 95.25%
==============================================================================
Aerospace/           Boeing Co.                       17,000      $ 1,122,000
Defense 2.37%        Lockheed Martin Corp.            24,000          814,800
                                                                 =============
                     Total                                          1,936,800
------------------------------------------------------------------------------
Air Transportation
1.05%                AMR Corp.*                       22,000          862,125
------------------------------------------------------------------------------
Aluminum 1.84%       Alcoa, Inc.                      45,000        1,507,500
------------------------------------------------------------------------------
Apparel 0.19%        V.F. Corp.                        4,200          152,208
------------------------------------------------------------------------------
Banks:
Money Center 0.83%   Chase Manhattan Corp.*           15,000          681,563
------------------------------------------------------------------------------
Banks:               Bank One Corp.                   25,000          915,625
Regional 6.71%       FleetBoston Financial Corp.      44,000        1,652,750
                     Mellon Financial Corp.           20,000          983,750
                     Wells Fargo & Co.                35,000        1,949,063
                                                                 =============
                     Total                                          5,501,188
------------------------------------------------------------------------------
Beverages 0.79%      PepsiCo, Inc.                    13,000          644,313
------------------------------------------------------------------------------
Brokers 1.36%        Morgan Stanley
                     Dean Witter &Co.                 14,000        1,109,500
------------------------------------------------------------------------------
Chemicals 2.21%      Dow Chemical Co.                 26,000          952,250
                     Praxair, Inc.                     1,400           62,125
                     Rohm &Haas Co.                   22,000          798,875
                                                                 =============
                     Total                                          1,813,250
------------------------------------------------------------------------------
Communications
Technology 0.90%     QUALCOMM, Inc.*                   9,000          739,688
------------------------------------------------------------------------------
Computer             International Business
Hardware 1.04%       Machines Co.                     10,000          850,000
------------------------------------------------------------------------------
Computer
Services 1.74%       First Data Corp.                 27,000        1,422,563
------------------------------------------------------------------------------
Computer             Cadence Design Systems, Inc.*    36,000          990,000
Software 1.85%       PeopleSoft, Inc.*                14,000          520,625
                                                                 =============
                     Total                                          1,510,625
------------------------------------------------------------------------------
Conglomerates        Minnesota Mining &
4.18%                Manufacturing Co.                16,000        1,928,000
                     United Technologies Corp.        19,000        1,493,875
                                                                 =============
                     Total                                          3,421,875
------------------------------------------------------------------------------
Consumer
Products 0.88%       Avon Products, Inc.              15,000          718,125
------------------------------------------------------------------------------
Drugs 3.74%          American Home
                     Products Corp.*                  30,000        1,906,500
                     Pharmacia Corp.                  19,000        1,159,000
                                                                 =============
                     Total                                          3,065,500
------------------------------------------------------------------------------
Electrical
Equipment 1.25%      Emerson Electric Co.             13,000        1,024,563
------------------------------------------------------------------------------
Electronics:
Semiconductor
1.04%                Texas Instruments, Inc.          18,000          852,750
------------------------------------------------------------------------------
Energy Equipment     Schlumberger Ltd.                20,000        1,598,750
& Services 3.08%     Transocean Sedco Forex, Inc.     20,000          920,000
                                                                 =============
                     Total                                          2,518,750
------------------------------------------------------------------------------
Entertainment 1.03%  Viacom, Inc.*                    18,000          841,500
------------------------------------------------------------------------------
Financial
Services 1.35%       MBNA Corp.                       30,000        1,108,125
------------------------------------------------------------------------------
Financial:           Federal National Mortgage
Miscellaneous 1.91%  Association                      18,000        1,561,500
------------------------------------------------------------------------------
Food 0.79%           Hershey Foods Corp.              10,000       $  643,750
------------------------------------------------------------------------------
Health Care          CIGNA Corp.                      10,000        1,323,000
Services 5.14%       HCA The Healthcare Co.           27,000        1,188,270
                     McKesson HBOC, Inc.              20,000          717,800
                     UnitedHealth Group, Inc.         16,000          982,000
                                                                 =============
                     Total                                          4,211,070
------------------------------------------------------------------------------
Hospital Supplies    Baxter International, Inc.        8,000          706,500
1.79%                Becton, Dickinson & Co.          22,000          761,750
                                                                 =============
                     Total                                          1,468,250
------------------------------------------------------------------------------
Insurance 9.90%      ACE Ltd.                         48,000        2,037,000
                     American General Corp.           18,000        1,467,000
                     Jefferson-Pilot Corp.            23,000        1,719,250
                     MetLife, Inc.                    56,000        1,960,000
                     The St. Paul Companies, Inc.     17,000          923,313
                                                                 =============
                     Total                                          8,106,563
------------------------------------------------------------------------------
Machinery:
Agriculture 2.13%    Deere &Co.                       38,000        1,740,875
------------------------------------------------------------------------------
Milling:
Fruits/Grain 1.83%   Archer-Daniels-Midland Co.      100,000        1,500,000
------------------------------------------------------------------------------
Natural Gas 2.59%    The Coastal Corp.                24,000        2,119,500
------------------------------------------------------------------------------
Oil 1.24%            Tosco Corp.                      30,000        1,018,125
------------------------------------------------------------------------------
Oil: Integrated      BP Amoco plc ADR                 27,000        1,292,625
International 6.10%  Exxon Mobil Corp.                25,000        2,173,438
                     Total Fina Elf S.A. ADR          21,000        1,526,437
                                                                 =============
                     Total                                          4,992,500
------------------------------------------------------------------------------
Paper and Forest     Bowater, Inc.                    22,000        1,240,250
Products 2.36%       International Paper Co.          17,000          693,813
                                                                 =============
                     Total                                          1,934,063
------------------------------------------------------------------------------
Pollution Control
1.36%                Waste Management, Inc.           40,000        1,110,000
------------------------------------------------------------------------------
Publishing 1.18%     Dow Jones &Co., Inc.             17,000          962,625
------------------------------------------------------------------------------
Railroads 0.35%      Burlington Northern
                     Santa Fe Corp.                   10,000          283,125
------------------------------------------------------------------------------
Retail 1.07%         Consolidated Stores Corp.*       50,000          531,250
                     Target Corp.                     10,800          348,300
                                                                 =============
                     Total                                            879,550
------------------------------------------------------------------------------
Supermarkets 1.22%   Safeway, Inc.*                   16,000        1,000,000
------------------------------------------------------------------------------
Telecommunications   Alltel Corp.                     15,000          936,563
3.77%                SBCCommunications, Inc.          22,000        1,050,500
                     Verizon Communications, Inc.     22,000        1,102,750
                                                                 =============
                     Total                                          3,089,813
------------------------------------------------------------------------------
Transportation:
Miscellaneous 1.29%  United Parcel Service, Inc.      18,000        1,058,625
------------------------------------------------------------------------------
Utilities:           Dominion Resources, Inc.         35,000        2,345,000
Electrical 9.80%     Duke Energy Corp.                20,000        1,705,000
                     Exelon Corp.                     26,000        1,825,460
                     FirstEnergy Corp.                58,000        1,830,621
                     PG&ECorp.                        16,500          330,000
                                                                 =============
                     Total                                          8,036,081
------------------------------------------------------------------------------
                     Total Common Stocks
                     (Cost $62,999,883)                           $77,998,526
==============================================================================

                       See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO December 31, 2000


                     Investments                      Shares           Value
==============================================================================
Convertible Preferred Stock 0.76%
==============================================================================
Entertainment        Seagram Co. Ltd.                 12,000       $  622,500
0.76%                (Cost $577,129)
==============================================================================
Short-Term Investment 4.44%
==============================================================================
                     American Express Credit Corp.
                     6.48% due 1/2/2001
                     (Cost $3,636,000)            $3,636,000      $ 3,636,000
------------------------------------------------------------------------------
                     Total Investments 100.45%
                     (Cost $67,213,012)                           $82,257,026
==============================================================================

Schedule of Investments
MID-CAP VALUE PORTFOLIO December 31, 2000

                     Investments                      Shares           Value
==============================================================================
Common Stocks 91.33%
==============================================================================
Auto Parts:Original
Equipment 1.12%      Borg Warner, Inc.                 1,000        $  40,000
------------------------------------------------------------------------------
Auto Parts:          Genuine Parts Co.                 2,300           60,231
Replacement          Snap-on, Inc.                     2,500           69,688
                                                                 =============
Parts 3.63%          Total                                            129,919
------------------------------------------------------------------------------
Chemicals 1.35%      Crompton Corp.                    4,600           48,300
------------------------------------------------------------------------------
Containers 4.51%     Ball Corp.                        1,700           78,306
                     Pactiv Corp.*                     6,700           82,913
                                                                 =============
                     Total                                            161,219
------------------------------------------------------------------------------
Drugs 2.66%          Varian Medical Systems, Inc.*     1,400           95,112
------------------------------------------------------------------------------
Electric Power 6.08% Constellation Energy
                     Group, Inc.                       1,200           54,075
                     Dynegy, Inc. Class A              1,242           69,630
                     Niagara Mohawk
                     Holdings, Inc.*                   2,500           41,719
                     Reliant Energy, Inc.              1,200           51,974
                                                                 =============
                     Total                                            217,398
------------------------------------------------------------------------------
Electrical:
Household 1.07%      Whirlpool Corp.                     800           38,150
------------------------------------------------------------------------------
Fertilizer 4.41%     IMC Global, Inc.                  5,100           79,369
                     Potash Corp. of
                     Saskatchewan, Inc. (Canada)       1,000           78,312
                                                                 =============
                     Total                                            157,681
------------------------------------------------------------------------------
Food 6.94%           Albertson's, Inc.                 1,400           37,100
                     Dean Foods Co.                    1,200           36,825
                     IBP, Inc.                         2,100           56,175
                     Sensient Technologies Corp.       3,200           72,800
                     Smithfield Foods, Inc.*           1,500           45,600
                                                                 =============
                     Total                                            248,500
------------------------------------------------------------------------------
Gaming 0.96%         Harrah's Entertainment, Inc.*     1,300           34,288
------------------------------------------------------------------------------
Health Care          Boston Scientific Corp.*          5,100           69,806
Products 3.84%       St. Jude Medical, Inc.*           1,100           67,582
                                                                 =============
                     Total                                            137,388
------------------------------------------------------------------------------
Health Care          Caremark Rx, Inc.*               10,100          136,981
Services 8.76%       DaVita, Inc.*                     3,900           66,788
                     Oxford Health Plans, Inc.*        1,800           71,100
                     Trigon Healthcare, Inc. Class A*    500           38,906
                                                                 =============
                     Total                                            313,775
------------------------------------------------------------------------------
Hospital
Management 2.20%     Health Net, Inc.*                 3,000           78,563
------------------------------------------------------------------------------
Hospital
Supplies 1.94%       Becton, Dickinson & Co.           2,000           69,250
------------------------------------------------------------------------------
Insurance 8.12%      ACE Ltd.                          1,200        $  50,925
                     Everest Re Group, Ltd.              700           50,138
                     PartnerRe Ltd.                    1,100           67,100
                     Transatlantic Holdings, Inc.        500           52,938
                     XL Capital Ltd. Class A             800           69,900
                                                                 =============
                     Total                                            291,001
------------------------------------------------------------------------------
Milling:             Archer-Daniels-Midland Co.        5,200           78,000
Fruits/Grain 4.21%   Corn Products
                     International, Inc.*              2,500           72,656
                                                                 =============
                     Total                                            150,656
------------------------------------------------------------------------------
Natural Gas 1.99%    EOGResources, Inc.                1,300           71,094
------------------------------------------------------------------------------
Oil 3.83%            ENSCO International, Inc.         2,000           68,125
                     R&B Falcon Corp.*                 3,000           68,813
                                                                 =============
                     Total                                            136,938
------------------------------------------------------------------------------
Oil: Crude
Producers 1.87%      Kerr-McGee Corp.                  1,000           66,937
------------------------------------------------------------------------------
Paper and Forest
Products 2.26%       Georgia-Pacific Group             2,600           80,924
------------------------------------------------------------------------------
REIT 2.02%           Healthcare Realty Trust, Inc.     3,400           72,249
------------------------------------------------------------------------------
Restaurants 2.19%    CBRL Group, Inc.                  4,300           78,206
------------------------------------------------------------------------------
Retail 5.88%         Consolidated Stores Corp.*        7,200           76,500
                     J.C. Penney Co., Inc.             8,700           94,613
                     The May Department
                     Stores Co.                        1,200           39,300
                                                                 =============
                     Total                                            210,413
------------------------------------------------------------------------------
Synthetic
Fibers 0.71%         Polymer Group, Inc.               4,700           25,263
------------------------------------------------------------------------------
Utilities 1.83%      Southwest Gas Corp.               3,000           65,625
------------------------------------------------------------------------------
Utilities:           Ameren Corp.                      1,100           50,944
Electrical 6.95%     IPALCO Enterprises, Inc.          1,600           38,700
                     Northeast Utilities               2,500           60,625
                     SCANA Corp.                         589           17,412
                     TECO Energy, Inc.                 2,500           80,937
------------------------------------------------------------------------------
                     Total                                            248,618
------------------------------------------------------------------------------
                     Total Common Stocks
                     (Cost $2,725,346)                              3,267,467
==============================================================================
                                                   Principal
Short-Term Investment 3.91%                           Amount
==============================================================================
                     American Express Credit Corp.
                     6.48% due 1/2/2001
                     (Cost $140,000)                $140,000          140,000
------------------------------------------------------------------------------
                     Total Investments 95.24%
                     (Cost $2,865,346)                             $3,407,467
==============================================================================

                       See Notes to Financial Statements

Schedule of Investments
INTERNATIONAL PORTFOLIO December 31, 2000

                     Investments                      Shares           Value
==============================================================================
Common Stocks and Warrants 90.01%
==============================================================================
Australia 2.77%      Novogen Ltd.*                    14,350         $ 22,833
------------------------------------------------------------------------------
Canada 5.55%         Ballard Power Systems, Inc.*        400           25,245
                     Burntsand, Inc.*                  5,584           15,444
                     NAME, Inc.*                      30,000            4,998
                                                                 =============
                     Total                                             45,687
------------------------------------------------------------------------------
France 14.25%        Alcatel                             600           34,089
                     Cap Gemini S.A.                     155           25,006
                     Guillemot Corp.*                    690           26,566
                     UBI Soft Entertainment S.A.*        800           31,176
                     UBI Soft Entertainment S.A.
                     Warrants* expiring 11/2/2002         20              620
                                                                 =============
                     Total                                            117,457
------------------------------------------------------------------------------
Germany 10.17%       CeWe Color Holding AG             1,325           23,018
                     MLPAG                               260           28,444
                     SAPAG                               215           24,995
                     W.E.T. Automotive Systems AG*       302            7,373
                                                                 =============
                     Total                                             83,830
------------------------------------------------------------------------------
Japan 19.02%         Asahi Kasei Corp.*                4,000           23,023
                     Colin Corp.                         160           10,077
                     Honda Tsushin Kogyo Co. Ltd.        475           10,761
                     JapanAsia Investment Co. Ltd.     2,800            6,246
                     Katokichi Co. Ltd.                1,000           26,243
                     The Nomura Securities Co. Ltd.*   1,000           17,976
                     Omron Corp.                       1,000           20,775
                     Paramount Bed Co. Ltd.                4              124
                     Park24 Co. Ltd.                     260           21,037
                     Toyoda Gosei Co. Ltd.               969           20,470
                                                                 =============
                     Total                                            156,732
------------------------------------------------------------------------------
Netherlands 1.47%    Getronics NV                      2,065           12,139
------------------------------------------------------------------------------
United Kingdom       Ashtead Group plc                17,500           32,195
36.78%               DBSManagement plc                11,500           13,244
                     First Technology plc              3,150           24,782
                     Gameplay plc*                     7,000           12,072
                     Hays plc                          5,538           31,973
                     Jarvis plc                       10,000           32,606
                     London Bridge Software
                     Holdings plc                      2,250           11,442
                     The Mayflower Corp. plc          16,417           18,907
                     NXT plc*                          2,500           25,614
                     Pilkington plc                   22,000           36,526
                     Sema plc                          1,300            5,731
                     Trifast plc                      10,006           29,595
                     Turbo Genset, Inc.Class A*        1,000           28,433
                                                                 =============
                     Total                                            303,120
------------------------------------------------------------------------------
                     Total Common Stocks and
                     Warrants (Cost $931,968)                         741,798
==============================================================================
Short-Term Investment 12.13%
==============================================================================
                     Federal Home Loan Bank
                     5.00% due 1/2/2001
                     (Cost $99,986)                  $99,986         $ 99,986
------------------------------------------------------------------------------
                     Total Investments 102.14%
                     (Cost $1,031,954)                               $841,784
------------------------------------------------------------------------------
*Non-income producing security.
ADR-American Depository Receipt.
REIT-Real Estate Investment Trust.


                       See Notes to Financial Statements

 Statements of Assets and Liabilities
 December 31, 2000



                                                                                Growth and
                                                                                    Income    Mid-Cap Value  International
                                                                                 Portfolio        Portfolio      Portfolio
==========================================================================================================================
 ASSETS:
   Investments in securities, at cost                                          $67,213,012       $2,865,346     $1,031,954
--------------------------------------------------------------------------------------------------------------------------
   Investments in securities, at value                                         $82,257,026       $3,407,467     $  841,784
   Cash                                                                            100,235           72,097          1,577
   Receivables:
      Dividends and interest                                                        86,820            2,727          1,582
      Investment securities sold                                                   115,673                -          4,052
      Capital shares sold                                                          633,223          157,106            497
      From advisor                                                                       -            1,818            712
   Other assets                                                                          -                -         13,585
--------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                 83,192,977        3,641,215        863,789
--------------------------------------------------------------------------------------------------------------------------

 LIABILITIES:
   Payables:
      Investment securities purchased                                            1,140,747           58,659          6,344
      Capital shares reacquired                                                     18,750                -         29,609
      Management fees                                                               31,458                -              -
      Directors' fees                                                               36,285            1,600          1,035
   Accrued expenses                                                                 77,220            2,550          2,617
--------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                             1,304,460           62,809         39,605
==========================================================================================================================
 NET ASSETS                                                                    $81,888,517       $3,578,406     $  824,184
==========================================================================================================================
 COMPOSITION OF NET ASSETS:
 Paid-in capital                                                                68,518,697        3,035,452      1,044,769
 Undistributed (distributions in excess of)  net investment income                 (46,998)            833               -
 Accumulated net realized loss on investments                                   (1,627,196)               -        (30,415)
 Net unrealized appreciation (depreciation) on investments                                       15,044,014        542,121
(190,170)
--------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                    $81,888,517       $3,578,406     $  824,184
==========================================================================================================================
 Outstanding shares                                                              3,217,266          248,873         96,227

 Net asset value, offering and redemption price per share
 (net assets divided by outstanding shares):                                        $25.45           $14.38          $8.56

                       See Notes to Financial Statements

 Statements of Operations
 For the Year Ended December 31, 2000



                                                                                         Growth and
                                                                                             Income   Mid-Cap Value  International
                                                                                          Portfolio       Portfolio      Portfolio
 Investment Income:
 Dividends                                                                             $    977,177        $ 19,750      $   9,747
 Interest                                                                                   122,582           6,878          5,117
 Foreign withholding tax                                                                     (2,437)            (37)        (1,287)
----------------------------------------------------------------------------------------------------------------------------------
 Total investment income                                                                  1,097,322          26,591         13,577
----------------------------------------------------------------------------------------------------------------------------------
 Expenses:
 Management fees                                                                            280,772           9,468          9,133
 Shareholder servicing                                                                      132,629           2,675          2,269
 Professional                                                                               123,778           2,990          1,736
 Reports to shareholders                                                                     14,208             445            445
 Custody                                                                                      5,432           2,064          6,268
 Directors' fees                                                                              4,938           1,600          1,036
 Registration                                                                                   913               -              -
 Other                                                                                        5,798             441            761
----------------------------------------------------------------------------------------------------------------------------------
 Gross expenses                                                                             568,468          19,683         21,648
   Management fee waived                                                                          -          (9,468)        (9,133)
   Expense reductions                                                                        (5,432)         (2,064)          (572)
   Expenses assumed by Lord, Abbett & Co.                                                         -          (8,151)       (11,943)
----------------------------------------------------------------------------------------------------------------------------------
 Net expenses                                                                               563,036               -              -
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                      534,286          26,591         13,577
----------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss):
 Net realized gain (loss) on investments                                                 (1,627,196)        109,071        (23,231)
 Net change in unrealized appreciation/depreciation on investments                       11,701,121         537,760       (286,501)
==================================================================================================================================
 Net realized and unrealized gain (loss)                                                 10,073,925         646,831       (309,732)
==================================================================================================================================
 Net Increase (Decrease) in Net Assets Resulting from Operations                        $10,608,211        $673,422      $(296,155)
==================================================================================================================================

                       See Notes to Financial Statements

 Statements of Changes in Net Assets
 Year Ended December 31, 2000

                                                                                        Growth and
                                                                                            Income    Mid-Cap Value  International
 INCREASE IN NET ASSETS                                                                  Portfolio        Portfolio      Portfolio
 Operations:
 Net investment income                                                                $    534,286        $  26,591     $   13,577
 Net realized gain (loss) from investment transactions                                  (1,627,196)         109,071        (23,231)
 Net change in unrealized appreciation/depreciation on investments                      11,701,121          537,760       (286,501)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase(decrease) in net assets resulting from operations                         10,608,211          673,422       (296,155)
==================================================================================================================================

 Distributions to shareholders from:
 Net investment income                                                                    (615,112)         (25,790)       (23,080)
 Net realized gain                                                                               -          (99,518)        (7,190)
----------------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                                      (615,112)        (125,308)       (30,270)
==================================================================================================================================
 Capita share transactions:
 Net proceeds from sales of shares                                                      44,869,877        2,546,169        514,956
 Reinvestment of distributions                                                             615,112          125,308         30,270
 Cost of shares reacquired                                                              (9,781,220)        (172,923)       (57,786)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from capital share transactions                   35,703,769        2,498,554        487,440
==================================================================================================================================
 Net increase in net assets                                                             45,696,868        3,046,668        161,015
==================================================================================================================================
 NET ASSETS:
 Beginning of year                                                                      36,191,649          531,738        663,169
----------------------------------------------------------------------------------------------------------------------------------
 End of year                                                                           $81,888,517       $3,578,406      $ 824,184
==================================================================================================================================
 Undistributed (distributions in excess of) net investment income                     $    (46,998)      $      833              -
==================================================================================================================================

                       See Notes to Financial Statements

 Statements of Changes in Net Assets


                                                                                          Growth and
                                                                                              Income    Mid-Cap Value  International
                                                                                           Portfolio        Portfolio      Portfolio

                                                                                                Year       9/15/1999*     9/15/1999*
                                                                                               Ended           to              to
 INCREASE (DECREASE) IN NET ASSETS                                                        12/31/1999       12/31/1999     12/31/1999
 Operations:
 Net investment income                                                               $       653,788        $   2,492    $    1,489
 Net realized gain (loss) from investment transactions                                   153,506,849           (9,558)       51,600
 Net change in unrealized appreciation/depreciation on investments                      (118,506,201)           4,361        96,331
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase(decrease) in net assets resulting from operations                           35,654,436           (2,705)      149,420
===================================================================================================================================
 Distributions to shareholders from:
 Net investment income                                                                      (606,447)          (2,455)       (1,461)
 Net realized gain                                                                        (2,143,412)               -       (52,431)
-----------------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                                      (2,749,859)          (2,455)      (53,892)
===================================================================================================================================
 Capital share transactions:
 Net proceeds from sales of shares                                                        30,453,087          534,471       513,766
 Reinvestment of distributions                                                             2,749,859            2,455        53,887
 Cost of shares reacquired                                                              (592,834,481)             (28)          (12)
 Redemption in kind                                                                     (151,355,638)               -             -
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from capital share transactions        (710,987,173)         536,898       567,641
===================================================================================================================================
 Net increase (decrease) in net assets                                                  (678,082,596)         531,738       663,169
===================================================================================================================================
 NET ASSETS:
 Beginning of period                                                                     714,274,245                -             -
-----------------------------------------------------------------------------------------------------------------------------------
 End of period                                                                       $    36,191,649         $531,738      $663,169
===================================================================================================================================
 Undistributed (distributions in excess of) net investment income                    $       (62,550)         $    37      $     28
===================================================================================================================================
*Commencement of operations.

                       See Notes to Financial Statements

 Financial Highlights

 GROWTH AND INCOME PORTFOLIO



                                                                                          Year Ended 12/31,
------------------------------------------------------------------------------------------------------------------------------------
                                                             2000           1999          1998           1997            1996
Per Share Operating Performance
Net asset value, beginning of year                         $22.16         $20.65         $19.51         $17.02         $15.24
Investment operations
  Net investment income                                       .22(b)         .52(b)         .36(b)         .39(b)         .41
  Net realized and unrealized gain on investments            3.27           2.90           2.15           3.76           2.56

     Total from investment operations                        3.49           3.42           2.51           4.15           2.97
Distributions to shareholders from:
  Net investment income                                      (.20)          (.42)          (.32)          (.34)          (.36)
  Net realized gain                                             -          (1.49)         (1.05)         (1.32)          (.83)
     Total distributions                                     (.20)         (1.91)         (1.37)         (1.66)         (1.19)

Net asset value, end of year                               $25.45         $22.16         $20.65         $19.51         $17.02

Total Return(a)                                             15.78%         16.74%         12.82%         24.34%         19.49%
Ratios to Average Net Assets
  Expenses, including expense reductions                     1.02%           .87%           .51%           .52%           .52%
  Expenses, excluding expense reductions                     1.03%           .87%           .51%           .52%           .52%
  Net investment income                                       .97%          2.15%          1.78%          2.02%          2.32%


 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                           $81,889       $36,192        $714,274        $512,438       $303,982
   Portfolio turnover rate                                   42.00%       188.35%          76.62%          43.09%         48.93%
===================================================================================================================================

 (a) Total return assumes the reinvestment of all distributions.
 (b) Calculated using average shares outstanding during the year.

                       See Notes to Financial Statements

 Financial Highlights

 MID-CAPVALUE PORTFOLIO


                                                              Year         9/15/1999(c)
                                                              Ended             to
                                                           12/31/2000       12/31/1999
Per Share Operating Performance
Net asset value, beginning of period                           $9.87       $10.00
Investment operations
  Net investment income                                          .26(b)       .05(b)
  Net realized and unrealized gain (loss) on investments        4.80         (.13)
     Total from investment operations                           5.06         (.08)

Distributions to shareholders from:
  Net investment income                                         (.11)        (.05)
  Net realized gain                                             (.44)           -
     Total distributions                                        (.55)        (.05)
Net asset value, end of period                                $14.38        $9.87

Total Return(a)                                                52.45%        (.82)%(d)
Ratios to Average Net Assets
  Expenses, including waiver and expense reductions              .00%         .00%(d)
  Expenses, excluding waiver and expense reductions             1.56%        1.09%(d)
  Net investment income                                         2.11%         .51%(d)

 Supplemental Data:
=======================================================================================
   Net assets, end of period (000)                            $3,578          $532
   Portfolio turnover rate                                     56.42%        22.92%
=======================================================================================

 (a) Total return assumes the reinvestment of all distributions.
 (b) Calculated using average shares outstanding during the period.
 (c) Commencement of operations.
 (d) Not annualized.

                       See Notes to Financial Statements

 Financial Highlights

 INTERNATIONAL PORTFOLIO



                                                             Year          9/15/1999(c)
                                                             Ended              to
                                                          12/31/2000        12/31/1999
Per Share Operating Performance
Net asset value, beginning of period                          $11.86       $10.00
Investment operations
  Net investment income                                          .17(b)       .03(b)
  Net realized and unrealized gain (loss) on investments       (3.15)        2.88
     Total from investment operations                          (2.98)        2.91

Distributions to shareholders from:
  Net investment income                                         (.24)        (.03)
  Net realized gain                                             (.08)       (1.02)
     Total distributions                                        (.32)       (1.05)
Net asset value, end of period                                 $8.56       $11.86

Total Return(a)                                               (25.05)%      29.39%(d)
Ratios to Average Net Assets
  Expenses, including waiver and expense reductions              .00%         .00%(d)
  Expenses, excluding waiver and expense reductions             2.37%        1.53%(d)
  Net investment income                                         1.49%         .27%(d)

 Supplemental Data:
=======================================================================================
   Net assets, end of period (000)                             $824              $663
   Portfolio turnover rate                                   18.68%            38.29%
=======================================================================================

 (a) Total return assumes the reinvestment of all distributions.
 (b) Calculated using average shares outstanding during the period.
 (c) Commencement of operations.
 (d) Not annualized.

                       See Notes to Financial Statements

Notes to Financial Statements

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of the following three portfolios ("Series"): Growth and Income Portfolio, Mid-Cap Value Portfolio and International Portfolio. Each Series is diversified as defined under the Investment Company Act of 1940 (the "Act"). Shares of each Series are currently issued and redeemed only in connection with investment in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) Investment Valuation - Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and ask prices on such exchanges. Securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) Security Transactions and Investment Income - Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(c) Federal Taxes - It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(d) Expenses - Expenses incurred by the Company that do not specifically relate to an individual Series are allocated to the Series on a pro rata basis.

(e) Foreign Transactions - Transactions denominated in foreign currencies are recorded in the Company's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolios. The management fee is based on average daily net assets at the following annual rates:

                                Management Fees           Voluntary Waiver
--------------------------------------------------------------------------------

Growth and Income Portfolio                .50%                         -
Mid-Cap Value Portfolio                    .75%                       .75%
International Portfolio                   1.00%                      1.00%

For the year ended December 31, 2000, Lord Abbett voluntarily waived its fees for Mid-Cap Value Portfolio and International Portfolio.

Lord Abbett had entered into a sub-advisory agreement with Fuji-Lord Abbett International, Ltd. (the "sub-advisor"). Lord Abbett was a minority owner of the sub-advisor from September 1998 to December 18, 2000, at which time its 25% ownership stake was divested. The sub-advisor furnished investment advisory services in connection with the management of the International Portfolio. Lord Abbett paid for the cost of the sub-advisors' services.

Growth and Income Portfolio has a service agreement which permits it to make payments under certain circumstances to insurance companies at the annual rate of .25% of the average daily net asset value of shares of the Series attributable to the insurance companies' variable annuity contract owners.

Certain of the Company's officers and directors have an interest in Lord Abbett.

4.   DISTRIBUTIONS

Distributions from net investment income and net realized gain from investment transactions, if any, are declared and paid annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are distributed to shareholders annually. The capital loss carryforward amount is available to offset future net capital gains. At December 31, 2000, Growth and Income Portfolio had a capital loss carryforward of $1,627,196 which will expire in 2008.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) are as follows for the year ended December 31, 2000:
                                      Purchases                      Sales
--------------------------------------------------------------------------------
Growth and Income Portfolio         $56,418,993                $22,033,489
Mid-Cap Value Portfolio               2,834,388                    705,377
International Portfolio                 563,070                    151,043

As of December 31, 2000, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes are as follows:


                                                                                           Net
                                                      Gross             Gross       Unrealized
                                                 Unrealized        Unrealized     Appreciation
                                Tax Cost       Appreciation      Depreciation    (Depreciation)
--------------------------------------------------------------------------------------------------
Growth and Income Portfolio   $67,213,012       $15,517,104         $(473,090)     $15,044,014
Mid-Cap Value Portfolio         2,864,884           587,512           (44,929)         542,583
International Portfolio         1,031,954            74,582          (264,752)        (190,170)

The cost of investments on Mid-Cap Value Portfolio for federal income tax purposes differs from that used for financial reporting purposes.

6.   CERTAIN RECLASSIFICATIONS

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are either considered temporary or permanent in nature. Permanent items identified during the year ended December 31, 2000, have been reclassified among the components of net assets based on their tax basis treatment as follows:


                                     Undistributed       Accumulated Net
                      (Distributions in Excess of)         Realized Loss
                             Net Investment Income        on Investments       Paid-In Capital
                               Increase (Decrease)   Increase (Decrease)   Increase (Decrease)
--------------------------------------------------------------------------------------------------
Growth and Income Portfolio                $96,378             $(186,535)             $ 90,157
Mid-Cap Value Portfolio                         (5)                    5                     -
International Portfolio                      9,475                   837               (10,312)

7.   DIRECTORS' REMUNERATION

The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company, or other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon are included in Directors' fees on the Statement of Operations and are not deductible for Federal income tax purposes until such amounts are paid.

8.   EXPENSE REDUCTIONS

The Company has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce the Company's custody expense.

9.   SUMMARY OF CAPITAL TRANSACTIONS

Each Series has authorized 50 million shares of $.001 par value capital stock. Transactions in shares of capital stock are as follows:

                                        Year Ended             Year Ended
Growth and Income Portfolio      December 31, 2000      December 31, 1999
-------------------------------------------------------------------------
Shares sold                              1,992,538              1,354,299
Reinvestment of distributions               25,303                126,722
Shares reacquired                         (433,472)              (152,251)
Redemption in kind                               -            (34,287,022)
-------------------------------------------------------------------------
Increase (decrease)                      1,584,369            (32,958,252)
-------------------------------------------------------------------------

                                                             Period Ended
Mid-Cap Value Portfolio                                 December 31, 1999*
-------------------------------------------------------------------------
Shares sold                                199,600                 53,641
Reinvestment of distributions                9,275                    256
Shares reacquired                          (13,896)                    (3)
-------------------------------------------------------------------------
Increase                                   194,979                 53,894
-------------------------------------------------------------------------

                                                             Period Ended
International Portfolio                                 December 31, 1999*
-------------------------------------------------------------------------
Shares sold                                 42,582                 51,252
Reinvestment of distributions                3,669                  4,666
Shares reacquired                           (5,941)                    (1)
-------------------------------------------------------------------------
Increase                                    40,310                 55,917
-------------------------------------------------------------------------
*For the period September 15, 1999 to December 31, 1999.

--------------------------------------------------------------------------------
The Company (unaudited)

During the year ended December 31, 2000, 100% and 67.89% of the annual net investment income distribution paid by Growth and Income Portfolio and Mid-Cap Value Portfolio qualifies for dividends received deduction for corporations. Additionally, Mid-Cap Value Portfolio paid a long-term capital gain distribution of $0.1299 per share to shareholders of record on December 20, 2000.
--------------------------------------------------------------------------------

 Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Series Fund, Inc.- Growth and Income Portfolio, Mid-Cap Value Portfolio and International Portfolio (the "Company") as of December 31, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc.-Growth and Income Portfolio, Mid-Cap Value Portfolio and International Portfolio at December 31, 2000, the results of their operations, for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
New York, New York
February 16, 2001

Copyright(C)2001 by Lord Abbett Series Fund, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973 This publication, when not used for the general information of shareholders of Lord Abbett Series Fund, is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Series' Investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained in this publication will come to pass. All rights reserved. Printed in the U.S.A.

Numbers to Keep Handy
For shareholder account or statement
inquiries: 800-821-5129
For literature only: 800-874-3733
24-hour automated shareholder
service line: 800-865-7582
Visit our website:
www.LordAbbett.com



Lord, Abbett & Co.                      [LOGO]
Investment Management
--------------------------------------------------------
A Tradition of Performance Through Disciplined Investing


Lord Abbett Mutual Fund shares are distributed by:
             LORD ABBETT DISTRIBUTOR LLC
-----------------------------------------------------
90 Hudson Street o Jersey City, New Jersey 07302-3973


                                                                     LASF 12-12C
                                                                          (2/01)